Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

In connection with the Quarterly Report on Form 10-Q of Precision Castparts Corp. (the “Company”) for the fiscal quarter ended September 26, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Donegan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2010

/s/ Mark Donegan
Mark Donegan
Chairman and Chief Executive Officer